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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549





                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 29, 2004


                             TIER TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)




           California                    000-23195               94-3145844
(State or other jurisdiction of         (Commission            (IRS Employer
         incorporation)                 File Number)         Identification No.)

        2001 N. Main Street, Suite 500
            Walnut Creek, California                               94596
    (Address of principal executive offices)                    (Zip Code)

                                 (925) 937-3950
              (Registrant's telephone number, including area code)

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

Item 7.       Financial Statements, Pro Forma Financial Information and Exhibits


 (c)     Exhibits.

99.1 Press release of the Registrant dated April 29, 2004 announcing financial results for the three and six months ended March 31, 2004.

Item 12.   Results of Operations and Financial Condition

     The information in this Current Report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document filed with the Commission.

     On April 29, 2004, the registrant issued a press release announcing its financial results for the three and six months ended March 31, 2004. A copy of the press release is furnished with this Current Report as Exhibit 99.1.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    TIER TECHNOLOGIES, INC.



                                    By: /s/ Jeffrey A. McCandless
                                        ---------------------------
                                          Jeffrey A. McCandless
                                          Chief Financial Officer


Date: April 30, 2004

Exhibit No.                                 Description
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99.1     Press release of the Registrant dated April 29, 2004 announcing financial results for the three and six months ended March 31, 2004.